April 2010
April 2010
A specialty pharmaceutical company focused on the development and commercialization of proprietary products to address important therapeutic needs in psychiatry and neuroscience
Exhibit 99.1

Forward looking statements
Forward looking statements
This slide deck contains forward-looking statements that are based upon current expectations within the meaning of the Private
Securities Reform Act of 1995 and for which we intend that protection be gained by the safe harbor created thereby.  Such statements involve risks and uncertainties.  Actual results and the timing of events may differ significantly from that discussed in the forward-looking statements.
Examples of such statements include, but are not limited to, expectations with respect to: plans to resubmit the Intermezzo
®
NDA; plans for a highway driving study; and the ability of Transcept to resubmit the Intermezzo
®
NDA with sufficient content to
warrant FDA approval; the sufficiency of cash resources to address the FDA Complete Response Letter issues; the ability of
Transcept
to obtain and maintain patent protection and regulatory exclusivity for Intermezzo
®
; the satisfaction of conditions
under our collaboration agreement with Purdue to obtain payments thereunder; plans of Transcept to exercise the option to co-
promote Intermezzo
®
and to develop a specialty sales force; plans of Purdue to prioritize Intermezzo
®
commercialization;
Intermezzo
®
being the first commercially available sleep aid in the United States in its target indication; plans to enter into partnerships outside the U.S. for the commercialization of Intermezzo
®
; and the ability of Transcept to identify potential
neuroscience products to complement any co-promotion of Intermezzo
®
.
Various important factors could cause actual results or events to differ materially from the forward-looking statements that
Transcept makes, including risks related to the following: our ability to carry out the highway driving study successfully and in a timely manner; new information arising out of clinical trial results; the FDA's view of the sufficiency of the anticipated content of the planned resubmission to support review and approval of the Intermezzo
®
NDA; unforeseen expenses related to FDA
approval and the business of Transcept generally; a decision by Purdue to terminate the Collaboration Agreement, before or even if the Intermezzo
®
NDA is approved; obtaining, maintaining and protecting the intellectual property incorporated into
Intermezzo
®
; dependence on third parties to manufacture Intermezzo
®
for the planned highway study and carry out clinical trials
of Intermezzo
®
; and the ability of Transcept to obtain additional funding, if needed, to support its business activities.
These and other risks are described in greater detail in the "Risk Factors" section of Transcept periodic reports filed with the
SEC. Forward-looking statements do not reflect the potential impact of any future in-licensing, collaborations, acquisitions, mergers, dispositions, joint ventures, or investments Transcept may enter into or make. We undertake no obligation to revise or update the forward-looking statements made herein whether as a result of new information, future events or otherwise.

Transcept Pharmaceuticals: company profile
Transcept Pharmaceuticals: company profile
Public listing through reverse merger in Jan 2009 –
Nasdaq:TSPT
Intermezzo
®
(zolpidem tartrate sublingual tablet): lead
product candidate
U.S. primary care partnership with Purdue Pharma,
psychiatry co-promote option
Strong balance sheet: $88.9 M of cash, cash
equivalents and marketable securities on Dec 31, 2009
Management team with consistent history of
pharmaceutical product development and commercial
success

Transcept Pharmaceuticals: key corporate events
Transcept Pharmaceuticals: key corporate events
Intermezzo
®
: Preclinical program and two Phase 3
studies completed: 2004-2008
Intermezzo
®
NDA submitted: September 2008
U.S. commercial partnership: Purdue, Intermezzo
®
primary care marketing and sales: July 2009
Intermezzo
®
Complete Response Letter received from
FDA: October 2009
Transcept plans to resubmit the Intermezzo
®
NDA in
late fourth quarter 2010

Intermezzo
® Intermezzo
®
Proposed indication statement: Intermezzo
®
(zolpidem
tartrate sublingual tablet) is indicated for use as-needed
for the treatment of insomnia when a middle of the night
awakening is followed by difficulty returning to sleep

Total Annual Prescriptions (MAT millions)
Mar-06
May-06
Jul-06
Sep-06
Nov-06
Jan-07
Mar-07
May-07
Jul-07
Sep-07
Nov-07
Jan-08
Mar-08
May-08
Jul-08
Sep-08
Nov-08
Jan-09
Mar-09
May-09
Jul-09
Sep-09
Nov-09
Jan-10
Mar-10

Transcept PHARMACEUTICALS, INC.

U.S. insomnia market:
~76 M insomnia Rxs and ~5% Rx growth in the recent 12 month period
1
U.S. insomnia market:
~76 M insomnia Rxs and ~5% Rx growth in the recent 12 month period
1
(1) For the 12-month period ended March 2010.  Source Wolters
Kluwer Pharma Solutions.
6
0
10
20
30
40
50
60
70
80
90
Total Annual Prescriptions (MAT millions)
Total Insomnia Prescriptions

Stanford Sleep Epidemiology Research Center:
middle of the night awakening: #1 insomnia symptom
Stanford Sleep Epidemiology Research Center:
middle of the night awakening: #1 insomnia symptom
Large scale population based sleep epidemiology study
1
,
~9,000 subjects over 4 years
35% report awakenings at least 3x per week
>90% report awakenings persist more than six months
Fewer than 25% of the middle of the night awakening group
reported difficulty going to sleep at bedtime
10.9% of study subjects who experienced middle of the night
awakenings consulted a physician
(1) Maurice M. Ohayon, MD, DSc, PhD: Nocturnal Awakenings and comorbid disorders in the American general population, J of Psych Research (2008)

Intermezzo
®
: No product currently indicated for prn
treatment of middle of the night awakening
Middle of the night awakenings typically did not occur every night, even in a more severely affected patient group
1
Commonly prescribed 7 to 8 hour sleep aids require
bedtime prophylactic dosing before an awakening occurs
and are not designed for use in the middle of the night
An ideal therapeutic would:
– Be used at the time patients need help returning to sleep, not every night in advance of a problem that may not occur
– Return patients to sleep rapidly
– Use a low enough dose to avoid next day residual effects
(1) Transcept Pharmaceuticals Phase 3 outpatient study, n = 294

Sleep lab clinical result: 14 minute sleep onset
with 3.5 mg dose
In two Phase 3 studies, no significant next day
residual effects as compared to placebo
Sublingual tablet dissolves in ~ 2 minutes
pH drives       zolpidem base, rapidly absorbed
72% lower dose than Ambien CR
®
, the most
commonly prescribed insomnia brand
Intermezzo
®
: anticipated to be the first sleep aid for
use at the time of a middle of the night awakening
Intermezzo
®
: anticipated to be the first sleep aid for
use at the time of a middle of the night awakening
9
Novel formulation
Low dose
Fast acting
No next day
residual effects

Area under the curve (AUC) (ng.hr/mL)
4
3
2
1
0
0
5
10
15
20

Transcept
PHARMACEUTICALS, INC.

Intermezzo
®
3.5 mg delivered greater early zolpidem
bioavailability than a ~3x higher Ambien
®
dose
Intermezzo
®
3.5 mg delivered greater early zolpidem
bioavailability than a ~3x higher Ambien
®
dose
PK comparison study: Intermezzo
®
3.5mg vs. Ambien 10mg PO n=33
Time (min)
9.3x
2.9x
1.4x
Intermezzo
®
3.5 mg
Ambien
®
10 mg

Regulatory Review Regulatory Review

FDA Complete Response Letter: October 2009
FDA Complete Response Letter: October 2009
FDA indicated Transcept has submitted substantial
evidence of effectiveness for the use of Intermezzo
®
in its
intended indication
FDA recognized that the Intermezzo
®
data did not indicate
significant next-day residual effects at 4 hrs
However, given the unique Intermezzo
®
indication, FDA
has requested information on the potential of inadvertent
dosing errors to impair next day driving
– inadvertent re-dosing in a single night
– inadvertent dosing with less than 4 hrs of bedtime remaining

NDA resubmission: next steps
NDA resubmission: next steps
Inadvertent re-dosing in a single night
FDA has indicated that redesigned unit dose packaging appears to reduce the potential for inadvertent re-dosing in a single night
Inadvertent dosing with less than four hours
FDA has agreed to a pre-approval highway driving study to
characterize the safety profile of dosing Intermezzo
®
with four
hours or less remaining in bed
FDA agreed to consider as part of the overall Intermezzo
®
NDA
the Transcept contention that a pre-approval in-use study could not accurately measure patient ability to avoid inadvertent
dosing errors

Highway driving study overview
Highway driving study overview
Approximately 40 healthy adult volunteers
Highway driving over a one-hour period
Single-center (Maastricht), double-blind,
randomized, placebo-controlled
crossover design
Key comparisons:
– Intermezzo
®
3.5mg vs. placebo, 4 hours post-dose
– Intermezzo
®
3.5mg vs. placebo, 3 hours post-dose
– Zopiclone 7.5mg vs. placebo (positive control)
Primary endpoint: impaired driving using standard
deviation of lateral position (a measurement of
‘weaving’) as compared to placebo

U.S. Commercial Partnership: Purdue Pharma U.S. Commercial Partnership: Purdue Pharma

Purdue Pharma:
Intermezzo
®
U.S. primary care marketing partner
Purdue Pharma:
Intermezzo
®
U.S. primary care marketing partner
> $2 billion 2008 revenue, leading pain therapeutic
franchise, significant U.S. primary care marketing
and sales presence
Intermezzo
®
: an important new product opportunity
for Purdue
Purdue team actively engaged with Transcept to
address issues raised in FDA Complete Response
Letter

Purdue Pharma agreement: key Transcept benefits
Purdue Pharma agreement: key Transcept benefits
Purdue to commercialize Intermezzo
®
to U.S. primary care market
Milestone payments
– Upfront license fee: $25M received August 2009
– Up to $30M additional after Purdue’s acceptance of an NDA approval, reduced by $2M each 30-day period starting July 30, 2010
– Up to $90M additional upon the achievement of certain patent milestones and net sales targets, including $10M for first formulation patent listed in Orange Book
Base royalties
– Double digit royalties up to the mid 20% level on net sales
Co-promote option: foundation for a commercial future
– Additional double digit royalty on psychiatrist Rx net sales
– Transcept option: co-promote to psychiatrists as early as the first anniversary after Purdue launch

Financial Overview Financial Overview

Financial position: December 31, 2009
Financial position: December 31, 2009
Cash & investments: $88.9 M
4Q09 cash burn rate : $1.4 M / month
Shares outstanding: 13.4 M
Options / warrants / other: 1.9
Total: 15.3 M
Employees (3/15/10): 29

Intermezzo ® : Intellectual property Intermezzo ® : Intellectual property

Intermezzo
®
: two formulation patents issued; method
of use patents pending
Intermezzo
®
: two formulation patents issued; method
of use patents pending
Formulation for transmucosal absorption
– two issued U.S. patents -
7,682,628 and 7,658,945
– patents expire no sooner than February 2025
– low dose zolpidem, ~1mg to ~5mg
– formulation with buffer system for transmucosal absorption
Method of treating MOTN awakenings
– priority date: May 2005
– low dose zolpidem, ~1mg to ~5mg
– treatment of middle of the night awakenings
administration as needed after the subject awakens
– proposed claims cover multiple dosage forms

Pipeline development Pipeline development

TO-2061
– treatment resistant obsessive compulsive disorder (OCD)
– ondansetron down-regulates dopamine
– low dose ondansetron augmentation of SSRIs
– obsessive compulsive disorder pilot trials
positive data in OCD resistant to SSRI and atypical
antipsychotic therapy
further exploratory clinical studies underway in OCD
resistant to SSRI therapy alone
Pipeline search and evaluation
– successful team, significant cash resources
– focus on specialty neuroscience, primarily psychiatry
Pipeline development
Pipeline development

Key Transcept goals and activities
Key Transcept goals and activities
Completed Intermezzo
®
US marketing partnership, July 09
Patent coverage: two Intermezzo
®
formulation patents issued
Proposal to FDA on Intermezzo
®
NDA resubmission, Feb 10
FDA agreement on highway driving study design, March 10
Start highway driving study late second quarter 2010
Resubmit Intermezzo
®
NDA late fourth quarter 2010
Develop ex-U.S. Intermezzo
®
partnerships (EU pricing ~10% to
20% of U.S. pricing)

Intermezzo ® is a registered trademark of Transcept Pharmaceuticals, Inc.